UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 2, 2011.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

Cognizant

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION GLENPOINTE CENTRE WEST

500 FRANK W. BURR BLVD. TEANECK, NJ 07666

Meeting Information

Meeting Type: Annual Meeting

For holders as of: April 8, 2011

Date: June 2, 2011 Time: 9:30 a.m. EDT Location: Corporate Headquarters Glenpointe Centre West 500 Frank W. Burr Blvd.

Teaneck, New Jersey 07666

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See proxy the materials reverse side and of voting this notice instructions. to obtain

M34436-P06898

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 19, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:

5. TO AMEND OUR CERTIFICATE OF

1a. Robert W. Howe

INCORPORATION TO REDUCE CERTAIN SUPERMAJORITY VOTING THRESHOLDS FROM 80% OF THE VOTING POWER OF ALL THEN

1b. Robert E. Weissman

OUTSTANDING SHARES OF CAPITAL STOCK TO

66 2/3% OF THE VOTING POWER OF ALL THEN

OUTSTANDING SHARES OF CAPITAL STOCK.

2. APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, DISCLOSED

PURSUANT TO ITEM 402 OF REGULATION S-K. 6. TO AMEND OUR AMENDED AND RESTATED BY LAWS, AS AMENDED, TO REDUCE CERTAIN

SUPERMAJORITY VOTING THRESHOLDS FROM 80% The Board of Directors recommends you vote OF THE VOTING POWER OF ALL THEN OUTSTANDING

FOR every three (3) years with respect to the SHARES OF CAPITAL STOCK TO 66 2/3% OF THE following proposal: VOTING POWER OF ALL THEN OUTSTANDING

SHARES OF CAPITAL STOCK.

3. ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

7. TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2011.

The Board of Directors recommends you vote FOR the following proposals:

4. TO AMEND OUR RESTATED CERTIFICATE OF NOTE: TO TRANSACT SUCH OTHER BUSINESS AS INCORPORATION, AS AMENDED (THE MAY PROPERLY COME BEFORE THE MEETING OR ANY “CERTIFICATE OF INCORPORATION”) TO ADJOURNMENT OR ADJOURNMENTS THEREOF. INCREASE THE MAXIMUM NUMBER OF

AUTHORIZED SHARES OF OUR CAPITAL STOCK, ALL CLASSES, FROM 515,000,000 SHARES, CONSISTING OF (I) 500,000,000 SHARES OF

P06898 CLASS A COMMON STOCK, PAR VALUE $0.01

- PER SHARE (“CLASS A COMMON STOCK”), AND (II) 15,000,000 SHARES OF PREFERRED STOCK, PAR VALUE $0.10 PER SHARE

M34438 (“PREFERRED STOCK”), TO 1,015,000,000 SHARES, CONSISTING OF (X) 1,000,000,000 SHARES OF CLASS A COMMON STOCK, AND

(Y) 15,000,000 SHARES OF PREFERRED STOCK.

M34439-P06898